                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K/A



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 1999

                            OXFORD AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)

          Michigan                 333-58131                38-3262809
(State or other jurisdiction   (Commission File            (IRS Employer
      of incorporation)              Number)            Identification No.)




                            1250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (248) 577-1400

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

                                AMENDMENT NO. 1


     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated February 5, 1999 as set forth in the pages attached hereto:





Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


   (a) Financial Statements of Businesses Acquired.

       Filed with this Amendment are the following financial statements of Cofimeta S.A. ("Cofimeta").

       (1) Audited Consolidated Assets and Liabilities as of September 30, 1998, and December 31, 1997.

       (2) Audited Consolidated Income Statements and Cash Flow Statements for the nine months ended September 30, 1998, and the years ended December 31, 1997 and 1996.

   (b) Pro Forma Financial Information.

       Filed with this Amendment is the following pro forma financial information:

       (1) Unaudited Pro Forma Combined Balance Sheet as of December 31, 1998.

       (2) Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1998 and for the nine months ended December 31, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                        OXFORD AUTOMOTIVE, INC.

                                        /s/ Aurelian Bukatko
                                        ----------------------------------------
                                        Aurelian Bukatko,
                                        Senior Vice President and
                                        Chief Financial Officer



Dated: April 20, 1999

                         INDEX TO FINANCIAL STATEMENTS



Cofimeta S.A.
Independent Auditors Report..................................................................... F-2
Consolidated Assets as of September 30, 1998 and December 31, 1997.............................. F-3
Consolidated Liabilities as of September 30, 1998 and December 31, 1997......................... F-4
Consolidated Income Statements for the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996................................................ F-5
Consolidated Cash Flow Statements for the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996................................................ F-6
Notes to Consolidated Financial Statements...................................................... F-7
Pro Forma Combined Financial Data............................................................... F-33

                          INDEPENDENT AUDITORS REPORT




We have audited the accompanying consolidated balance sheets of COFIMETA S.A. ("the Company") and its subsidiaries as at September 30, 1998 and December 31, 1997 and the related statements of income, and cash flows for each of the two years in the period ended December 31, 1997 and for the nine month period ended September 1998 which have been prepared in accordance with accounting principles generally accepted in France. These financial statements are the responsibility of the Company's management. Our responsibility is to express our opinion on these financial statements based on our audits.

We conducted our audit in accordance with the professional standards generally accepted in France, which are substantially similar to generally accepted auditing standards in the United States. Those standards required that we plan and perform our audit to obtain reasonable assurance that the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made in the preparation of the financial statements, as well as evaluating their overall presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the consolidated financial statements, the financial statements related to the years ended December 31, 1997 and 1996 have been extracted from the consolidated financial statements of GROUPE VALFOND and GROUPE ARBEL, respectively which were the shareholders of the Company as at the respective dates.

The accounting principles followed by GROUPE VALFOND differ in certain material respects to those previously applied by GROUPE ARBEL and the impact of the changes has been recorded as a credit to Group reserves in the Shareholders' equity and described in Note 6 to the consolidated financial statements prepared for the year ended December 31, 1997.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of COFIMETA S.A. and its subsidiaries as at September 30, 1998 and December 31, 1997 and the results of their operations and their cash flows for each of the two years in the period December 31, 1997 and for the nine month period ended September 30, 1998, in conformity with accounting principles generally accepted in France.

Accounting principles generally accepted in France vary in certain material respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of the consolidated net income for the nine months period ended September 30, 1998 and the year ended December 31, 1997 and the determination of the consolidated Shareholders' equity and consolidated financial position as at September 30, 1998 and December 31, 1997 to the extent summarized in Note 17 to the consolidated financial statements.



Paris, March 31, 1999






Coopers & Lybrand Audit



Guy-Alain Sitbon
Partner

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


CONSOLIDATED ASSETS

                                                               ------------------------------------------------

                                                                            SEPTEMBER 30, 1998

---------------------------------------------------------------------------------------------------------------
In Thousand French Francs                      NOTES               GROSS           AMORT. &            NET
                                                                                 DEPRECIATION
---------------------------------------------------------------------------------------------------------------
FIXED ASSETS

- Intangible assets                              2                  8,239.4         7,837.2              402.2

- Tangible assets                                2                608,636.3       454,238.5          154,397.8

- Financial assets                               2                  6,768.1           867.8            5,900.3

---------------------------------------------------------------------------------------------------------------

TOTAL                                                             623,643.8       462,943.5          160,700.3

---------------------------------------------------------------------------------------------------------------

CURRENT ASSETS

- Inventories                                    3                125,448.3        16,556.8          108,891.5

- Payments on account on orders                  -                  3,587.0                            3,587.0

- Trade accounts receivable and related
    accounts                                     4                165,542.4         4,585.4          160,957.0

- Other debtors                                  5                280,859.7         3,181.9          277,677.8

- Cash and banks                                 -                 48,586.5         1,039.1           47,547.4

- Deferred charges                               -                  2,607.2                            2,607.2

---------------------------------------------------------------------------------------------------------------

TOTAL                                                             626,631.1        25,363.2          601,267.9

---------------------------------------------------------------------------------------------------------------

- Realizable exchange losses                     -                      0.8                                0.8

---------------------------------------------------------------------------------------------------------------

TOTAL                                                           1,250,275.7       488,306.7          761,969.0

---------------------------------------------------------------------------------------------------------------

                                       --------------------------------------------------

                                                         DECEMBER 31, 1997

-----------------------------------------------------------------------------------------
In Thousand French Francs
                                             GROSS          AMORT. &           NET
                                                          DEPRECIATION
-----------------------------------------------------------------------------------------
FIXED ASSETS

- Intangible assets                              8,095.2         7,591.4           503.8

- Tangible assets                              591,857.4       421,365.0       170,492.4

- Financial assets                               6,638.0           871.0         5,767.0

-----------------------------------------------------------------------------------------

TOTAL                                          606,590.6       429,827.4       176,763.2

-----------------------------------------------------------------------------------------

CURRENT ASSETS

- Inventories                                  124,147.0        16,691.4       107,455.6

- Payments on account on orders                  2,335.4                         2,335.4
- Trade accounts receivable
   and related accounts                        216,182.0         5,124.0       211,058.0

- Other debtors                                203,629.0         2,893.0       200,736.0

- Cash and banks                                84,684.9         1,539.0        83,145.9

- Deferred charges                               1,616.9                         1,616.9

-----------------------------------------------------------------------------------------

TOTAL                                          632,595.2        26,247.4       606,347.8

-----------------------------------------------------------------------------------------

- Realizable exchange losses                        14.0                            14.0

-----------------------------------------------------------------------------------------

TOTAL                                        1,239,199.8       456,074.8       783,125.0

-----------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


CONSOLIDATED LIABILITIES



-----------------------------------------------------------------------------------------      ---------------------------

In Thousand French Francs                            NOTES             SEPTEMBER 30, 1998            DECEMBER 31, 1997

-----------------------------------------------------------------------------------------      ---------------------------
EQUITY

- Share capital                                        6                        25,113.3                         25,113.3

- Premiums on share issues                             6                        66,800.9                         66,800.9

- Reserves                                             6                            80.0                             80.0

- Consolidated Group reserves                          6                         2,954.3                         74,182.8

- Losses carried forward                               6                      (116,911.1)                       (48,856.2)

- Group net income                                     6                        10,447.4                       (139,283.4)

-----------------------------------------------------------------------------------------      ---------------------------

TOTAL                                                                          (11,515.2)                       (21,962.6)

-----------------------------------------------------------------------------------------      ---------------------------

Minority interests                                     6                            (3.3)                            (3.9)

-----------------------------------------------------------------------------------------      ---------------------------

PROVISIONS

- Provisions for liabilities                           7                        76,686.6                         83,117.1

- Provisions for charges                               7                         2,835.1                          4,643.7

- Provisions for deferred taxes                        -

-----------------------------------------------------------------------------------------      ---------------------------

TOTAL                                                                           79,521.7                         87,760.8

-----------------------------------------------------------------------------------------      ---------------------------

LIABILITIES

- Financial liabilities                                8                         2,989.6                          3,910.4

- Trade accounts payable and related accounts          -                       155,924.4                        110,607.6

- Tax and social liabilities                           -                        74,323.7                         68,745.7

- Other liabilities                                    9                       460,294.7                        534,067.0

- Deferred income                                      -                           433.4

-----------------------------------------------------------------------------------------      ---------------------------

TOTAL                                                                          693,965.8                        717,330.7

-----------------------------------------------------------------------------------------      ---------------------------

- Realizable exchange losses                           -

-----------------------------------------------------------------------------------------      ---------------------------

TOTAL LIABILITIES                                                              761,969.0                        783,125.0

-----------------------------------------------------------------------------------------      ---------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


CONSOLIDATED INCOME STATEMENTS


--------------------------------------------------------------------------------     ----------------------   ---------------------
                                                            NINE MONTHS ENDED
In Thousand French Francs                          NOTES   SEPTEMBER 30, 1998          DECEMBER 31, 1997       DECEMBER 31, 1996

--------------------------------------------------------------------------------     ----------------------   ---------------------
- Net sales                                         10                945,069.9                1,219,552.0             1,044,918.0

- Change in work in progress and finished goods
    inventories                                      -                 (4,665.1)                 (61,639.0)               41,882.0

- Own work capitalized                               -                    110.0                      389.0                 3,038.0

- Other income                                      11                 16,319.2                   40,569.0                 8,762.0

--------------------------------------------------------------------------------     ----------------------   ---------------------
TOTAL OPERATING INCOME                                                956,834.0                1,198,871.0             1,098,600.0
--------------------------------------------------------------------------------     ----------------------   ---------------------

- Consumption of raw materials and supplies          -                481,163.7                  563,885.0               532,228.0

- External services                                  -                170,513.1                  231,350.0               207,003.0

- Taxes, levies and similar payments                 -                 22,974.5                   29,140.0                28,492.0

- Personnel costs                                    -                222,905.5                  335,950.0               336,442.0

- Depreciation and provisions                        -                 44,139.0                   65,828.0                79,422.0

- Other charges                                      -                  1,189.2                    4,938.0                10,995.0

--------------------------------------------------------------------------------     ----------------------   ---------------------
TOTAL OPERATING CHARGES                                               942,885.0                1,231,091.0             1,194,582.0
--------------------------------------------------------------------------------     ----------------------   ---------------------
OPERATING INCOME / (LOSS)                                              13,949.0                  (32,220.0)              (95,982.0)
--------------------------------------------------------------------------------     ----------------------   ---------------------

- Financial income                                  12                  5,332.5                    7,057.0                 2,876.0

- Financial charges                                 12                  9,561.7                   18,965.0                17,093.0

--------------------------------------------------------------------------------     ----------------------   ---------------------
FINANCIAL INCOME / (LOSS)                                              (4,229.2)                 (11,908.0)              (14,217.0)
--------------------------------------------------------------------------------     ----------------------   ---------------------
EARNINGS FROM OPERATIONS BEFORE INCOME TAX                              9,719.8                  (44,128.0)             (110,199.0)
--------------------------------------------------------------------------------     ----------------------   ---------------------

- Extraordinary income                              13                 44,652.1                    4,102.0                15,233.0

- Extraordinary charges                             13                 43,400.3                   99,205.0                32,576.0

--------------------------------------------------------------------------------     ----------------------   ---------------------
EXTRAORDINARY INCOME / (LOSS)                                           1,251.8                  (95,103.0)              (17,343.0)
--------------------------------------------------------------------------------     ----------------------   ---------------------

- Employee profit share                              -

- Income tax                                         -                    523.6                       75.0                   509.0

--------------------------------------------------------------------------------     ----------------------   ---------------------

NET INCOME / (LOSS)                                 14                 10,448.0                 (139,306.0)             (128,051.0)

--------------------------------------------------------------------------------     ----------------------   ---------------------
GROUP NET INCOME  / (LOSS)                                             10,447.4                 (139,283.4)             (128,036.0)
--------------------------------------------------------------------------------     ----------------------   ---------------------
Minority interest net income / (loss)                                       0.6                      (22.6)                  (15.0)
--------------------------------------------------------------------------------     ----------------------   ---------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


CONSOLIDATED CASH FLOW STATEMENTS

-----------------------------------------------------------------------------------  ---------------------   ---------------------

CASH FLOWS FROM OPERATING ACTIVITIES                          SEPTEMBER 30, 1998      DECEMBER 31, 1997       DECEMBER 31, 1996

-----------------------------------------------------------------------------------  ---------------------   ---------------------

NET INCOME                                                               10,448.0             (139,306.0)             (128,051.0)

Elimination of charges and income with no effect on cash or
  non operating:
      - Depreciation and amortization expense                            35,704.7               50,592.0                51,302.0
      - Current assets depreciation                                       7,509.8               10,110.0             -
      - Provision for risks                                              27,801.8               87,543.0             -
      - Reversals and transfers of charges                              (41,692.1)             (28,876.5)            -
      - Sales/write off of fixed assets                                    (383.7)                (348.3)               (1,812.0)
Working capital :
      (Increase)/decrease in inventory                                   (1,301.7)              59,154.0               (27,554.0)
      (Increase)/decrease in trade accounts receivable                   50,639.6               15,496.0                46,481.0
      (Increase)/decrease in other debtors                              (78,482.6)            (110,932.4)            -
      (Increase)/decrease in deferred charges                              (991.2)                 159.1                   910.0
      Increase/(decrease) in trade accounts payable                      45,315.6             (205,911.4)               49,380.0
      Increase/(decrease) in other creditors                            (68,195.8)             385,589.5                 5,044.0
      Increase/(decrease) in deferred income                                433.4                 (244.0)                  244.0

TOTAL CASH FLOWS FROM OPERATING ACTIVITIES                              (13,194.3)             123,025.0                (4,056.0)

----------------------------------------------------------------------------------  ---------------------   ---------------------

CASH FLOWS FROM INVESTING ACTIVITIES

--------------------------------------------------------------

Purchases of fixed assets                                               (22,215.7)             (11,020.6)              (62,865.0)
Purchases of intangible assets                                             (144.2)                (264.9)
Sales of fixed assets                                                       568.0                1,822.9                 2,357.0

TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                              (21,791.9)              (9,462.6)              (60,508.0)

----------------------------------------------------------------------------------  ---------------------   ---------------------

CASH FLOWS FROM FINANCING ACTIVITIES

--------------------------------------------------------------

Payments of dividends
Increase in financial assets                                               (192.0)               4,816.0                 5,641.0
Increase in medium-term debt                                                480.0                1,214.8                 1,026.0
Reimbursement of medium-term debt                                                                                      (47,857.0)
Increase of capital                                                                             34,999.8

TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                                  288.0               41,030.6               (41,190.0)

----------------------------------------------------------------------------------  ---------------------   ---------------------

TOTAL CASH FLOWS                                                        (34,698.2)             154,593.0              (105,754.0)

----------------------------------------------------------------------------------  ---------------------   ---------------------

Cash balance - beginning                                                 81,990.0              (72,603.0)               33,151.0
Cash balance - ending                                                    47,291.8               81,990.0               (72,603.0)
FLUCTUATIONS                                                            (34,698.2)             154,593.0              (105,754.0)

----------------------------------------------------------------------------------  ---------------------   ---------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998



                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                              OF GROUP COFIMETA SA

                            AS OF SEPTEMBER 30, 1998

                       ----------------------------------


NOTE 1


The consolidated financial statements have been prepared using the full consolidation method and include all the subsidiaries of Cofimeta SA.


SUBSIDIARIES

The following subsidiaries have been included:

                                                % shareholding
                                                --------------
-        AUBRY SA                                    99.9
-        ECRIM SA                                    99.9
-        SOMENOR SA                                  99.9
-        SOCORI Technologies SA                      99.9


CLOSING DATE OF THE ACCOUNTS

All the subsidiaries have their normal year-end as of December 31.

However, as part of the current changes taking place at the level of COFIMETA shareholding, the attached consolidated financial statements have been prepared at an interim date which covers the nine month period ended September 30, 1998 using the same methods and principles of their normal year-end.

It is intended that the financial statements will continue to be prepared for their usual December 31 year-end.


CONTINUATION PLAN

The COFIMETA Group was declared under a legal continuation plan as at January 29, 1997. The legal observation period ended on June 26, 1997 with the judgement allowing the companies to continue their business under certain obligations.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


The accounts payable shown under "Continuation Plan Liabilities" for each company are those accounts payable which have been formally admitted to be part of the company's liabilities. The first installment payment took place on June 26, 1998 for an amount of 18.5 million FF including the specific requirements which have been accepted by the Court.

The reimbursement of the "Continuation Plan Liabilities" will be made in accordance with the following timetable:


---------------------------------------------------------------------------------------------------------------------
  YEAR           1998      1999      2000      2001      2002       2003      2004      2005      2006       2007
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Option 1         1.2%      1.2%      3.32%     6.40%    12.56%     12.56%    12.56%    16.73%    16.73%     16.73%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Option 2         1.2%      1.2%      3.32%     6.40%    12.56%     12.56%    12.56%    16.73%    16.73%     16.73%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
REFUSALS        0.50%      0.50%     1.20%     3.20%    12.56%     12.56%    12.56%    18.97%    18.97%     18.97%
---------------------------------------------------------------------------------------------------------------------


ACCOUNTING PRINCIPLES AND EVALUATION METHODS


The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in France.

Under French law, COFIMETA is exempted from the preparation of consolidated financial statements provided that the accounts of the company and its subsidiaries ("the COFIMETA Group") are themselves included in the consolidated financial statements of the company holding the shares of COFIMETA or in those of the ultimate owner.

As at December 31, 1996 and for the year then ended, the COFIMETA Group accounts were included in those of Groupe ARBEL, a company incorporated in France and of which Coopers & Lybrand Audit were the co-statutory auditors together with Cabinet Constantin.

On December 30, 1997, Groupe VALFOND acquired 80.1% of the COFIMETA shares.

As at December 31, 1997, the Groupe VALFOND included in its consolidated accounts the consolidated Balance Sheet of the COFIMETA Group. The consolidated accounts of Groupe VALFOND are audited by Calan, Ramolino et Associes and ATC-SOFIRAC.

Groupe VALFOND accounting principles differ in certain material respects from those of Groupe ARBEL and the consolidated balance sheet as at December 31, 1997 as well as the related statement of income for the year ended at that date have been prepared in accordance with the accounting principles of Groupe VALFOND. The impact of the change has been recorded as a credit to the Group reserves in the Shareholder's equity and described in Note 6 to the consolidated financial statements.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


INTANGIBLE ASSETS


Purchased goodwill is stated at historical cost and is not depreciated.

Software costs are depreciated over 1 to 5 years under the straight-line depreciation method.


TANGIBLE ASSETS

Tangible assets are stated at historical cost and are generally depreciated using the straight-line depreciation method. The accelerated method of depreciation has been utilized for certain fixed assets when it better reflects the industrial usage of the fixed assets.

The average rates of depreciation are :

         - Buildings                                         20 years
         - Light Buildings                                   10 years
         - Fixtures and fittings                             10 years
         - Technical installations                           8 to 10 years
         - Industrial equipment and toolings                 10 years
         - Other tangible assets                             3 to 10 years


INVENTORIES

Inventories are carried at the lower of average cost or market value.

Cost of goods purchased for resale and raw materials include the purchase price and incidental expenses.

Cost of finished goods include production cost represented by raw materials, direct and indirect charges (including depreciation costs of the related fixed assets).

Financial costs are excluded from inventories.

Market value is represented either by the current market value or the selling price after deduction of direct selling costs.


RECEIVABLES

Receivables are stated at nominal value. A provision is recorded when book value is higher than net realizable value.

Factored receivables are presented as a reduction of trade accounts receivable.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


PROVISIONS

An amount of 12 million FF was provided as of December 31, 1997 to cover "warranties given to customers". This amount was directly debited to retained earnings.

Potential risks on litigations with customers and suppliers are provided for in the accounts.

Provisions related to litigations with employees are recorded when the risk is known or when individual measures are anticipated.

Accounts receivable related to 1995, 1996 and 1997, for which full documentation has not yet been completed have been provided for.

Provisions for restructuring include indemnities due to employees and related costs, costs of cancellation of leases and write-down of fixed assets related to those activities which are being restructured.


RETIREMENT INDEMNITIES

Retirement indemnities are not booked but disclosed and the evaluation is based on an actuarial computation.

These indemnities are calculated in accordance with the projected unit credit method, employee by employee, by applying probability mortality rates as well as seniority at the date of retirement to the accumulated rights as of September 30, 1998, with an actualisation rate (interest rate less salary progression) of 3%.


LEASES

Fixed assets purchased under financial lease agreements have not been capitalized.


TAXATION

The "Tax consolidation Group" as of September 30, 1998 only includes COFIMETA, ECRIM and SOCORI Technologies.

Because of the magnitude of net loss carry forwards, no income tax has been booked except for the compulsory lump-sum taxes paid by the companies.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


Addresses of the legal entities part of Group COFIMETA are the following :



COFIMETA SA

         68, rue de Villiers
         92300 Levallois-Perret
         tel. 01 40 89 69 00
         SIREN  334.924.677


AUBRY SA

         Avenue Jean Jaures
         18400 St Florent sur Cher
         tel. 02 48 23 70 50
         SIREN  572.175.701


ECRIM SA

         Chemin de Chambrais
         La Vespiere
         14290 Orbec
         tel. 02 31 48 47 46
         SIREN  300.759.412


SOMENOR SA

         194, boulevard Faidherbe
         59500 Douai
         tel. 03 27 93 39 39
         SIREN  337.853.337


SOCORI TECHNOLOGIES SA

         515, avenue Roland Garros
         78530 Buc
         Tel. 01 39 24 13 30
         SIREN  340.086.339

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


NOTE 2 - FIXED ASSETS

-------------------------------------------------------------------------------------------------------------------

                                                              SEPTEMBER 30, 1998

-------------------------------------------------------------------------------------------------------------------
                                                GROSS BOOK                 GROSS BOOK                  NET BOOK
        INTANGIBLE ASSETS                      VALUE AS OF  ACQUISITIONS   VALUE AS OF   AMORTIZ.    VALUE AS OF
In Thousand French Francs                      JAN 1, 1998                SEPT 30, 1998             SEPT 30, 1998
-------------------------------------------------------------------------------------------------------------------

- Concessions, patents, licences                   5,241.7        124.4      5,366.1     4,986.7        379.4
- Goodwill                                           743.8                     743.8       743.8
- Others                                           2,109.7         19.8      2,129.5     2,106.7         22.8

-------------------------------------------------------------------------------------------------------------------

TOTAL                                              8,095.2        144.2      8,239.4     7,837.2        402.2

-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                   GROSS BOOK                             GROSS BOOK                  NET BOOK
         TANGIBLE ASSETS          VALUE AS OF   ACQUISITIONS  DISPOSALS   VALUE AS OF    AMORTIZ.    VALUE AS OF
In Thousand French Francs         JAN 1, 1998                            SEPT 30, 1998              SEPT 30, 1998
-------------------------------------------------------------------------------------------------------------------

- Land                               12,281.7        326.0                  12,607.7     3,449.3      9,158.4
- Buildings                          99,911.5        512.2        240.0    100,183.7    74,173.2     26,010.5
- Plant and machinery, tools and
    equipment                       450,454.6     18,374.2        155.5    468,673.3   356,861.3    111,812.0
- Other tangible assets              24,635.3        708.8        690.8     24,653.3    19,754.7      4,898.6
- Assets in course of construction    4,280.9      2,294.5      4,280.9      2,294.5                  2,294.5
- Payments on account                   293.4                      69.6        223.8                    223.8

-------------------------------------------------------------------------------------------------------------------

TOTAL                               591,857.4     22,215.7      5,436.8    608,636.3   454,238.5    154,397.8

-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                  GROSS BOOK                             GROSS BOOK                     NET BOOK
        FINANCIAL ASSETS          VALUE AS OF   ACQUISITIONS  DISPOSALS  VALUE AS OF   DEPRECIATION   VALUE AS OF
In Thousand French Francs         JAN 1, 1998                           SEPT 30, 1998                SEPT 30, 1998
-------------------------------------------------------------------------------------------------------------------
- Other investments held as
    fixed assets                        631.4                                  631.4       602.8         28.6
- Loans                               5,021.7                      13.7      5,008.0                  5,008.0
- Other financial assets                984.9        192.0         48.2      1,128.7       265.0        863.7

-------------------------------------------------------------------------------------------------------------------

TOTAL                                 6,638.0        192.0         61.9      6,768.1       867.8      5,900.3

-------------------------------------------------------------------------------------------------------------------

                                   --------------------------------------------------------------------------------

                                                               DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------------------------
                                    GROSS BOOK                                GROSS BOOK                NET BOOK
        INTANGIBLE ASSETS          VALUE AS OF  ACQUISITIONS    DISPOSALS    VALUE AS OF   AMORTIZ.   VALUE AS OF
In Thousand French Francs          JAN 1, 1997                               DEC 31, 1997             DEC 31, 1997
-------------------------------------------------------------------------------------------------------------------

- Concessions, patents, licences        4,997.3         251.9            7.5      5,241.7     4,802.1        439.6
- Goodwill                                743.8                                     743.8       743.8
- Others                                2,096.7          13.0                     2,109.7     2,045.5         64.2

-------------------------------------------------------------------------------------------------------------------

TOTAL                                   7,837.8         264.9            7.5      8,095.2     7,591.4        503.8

-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                    GROSS BOOK                                GROSS BOOK                NET BOOK
         TANGIBLE ASSETS           VALUE AS OF  ACQUISITIONS    DISPOSALS    VALUE AS OF   AMORTIZ.   VALUE AS OF
In Thousand French Francs          JAN 1, 1997                               DEC 31, 1997             DEC 31, 1997
-------------------------------------------------------------------------------------------------------------------

- Land                                 12,501.7                        220.0     12,281.7     3,316.8      8,964.9
- Buildings                            99,537.4       1,161.1          787.0     99,911.5    70,094.5     29,817.0
- Plant and machinery, tools and
    equipment                         430,967.9      23,898.6        4,411.9    450,454.6   328,340.6    122,114.0
- Other tangible assets                24,020.1       2,019.2        1,404.0     24,635.3    19,613.1      5,022.2
- Assets in course of construction     25,136.1       4,425.4       25,280.6      4,280.9                  4,280.9
- Payments on account                                   293.4           (0.0)       293.4                    293.4

-------------------------------------------------------------------------------------------------------------------

TOTAL                                 592,163.2      31,797.7       32,103.5    591,857.4   421,365.0    170,492.4

-------------------------------------------------------------------------------------------------------------------










-------------------------------------------------------------------------------------------------------------------
                                    GROSS BOOK                                GROSS BOOK                NET BOOK
        FINANCIAL ASSETS           VALUE AS OF  ACQUISITIONS    DISPOSALS    VALUE AS OF   AMORTIZ.   VALUE AS OF
In Thousand French Francs          JAN 1, 1997                               DEC 31, 1997             DEC 31, 1997
-------------------------------------------------------------------------------------------------------------------
- Other investments held as
    fixed assets                          630.3           1.7            0.6        631.4       606.0         25.4
- Loans                                 4,859.0         201.3           38.6      5,021.7                  5,021.7
- Other financial assets                  985.0         365.0          365.1        984.9       265.0        719.9

-------------------------------------------------------------------------------------------------------------------

TOTAL                                   6,474.3         568.0          404.3      6,638.0       871.0      5,767.0

-------------------------------------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


NOTE 3 - INVENTORIES

                                               ----------------------------------------------------------------------

                                                                         SEPTEMBER 30, 1998

---------------------------------------------------------------------------------------------------------------------
                                                       OPENING        GROSS CHANGE       INVENTORY         CLOSING
                 INVENTORIES                          NET BOOK        IN INVENTORY        RESERVE          NET BOOK
In Thousand French Francs                               VALUE                                               VALUE
---------------------------------------------------------------------------------------------------------------------

- Raw materials                                         46,758.7          5,966.9             424.4         52,301.2

- Work in progress                                      29,334.6         (4,650.5)             99.2         24,584.9

- Semi-processed and finished goods                     31,362.3            (14.7)           (657.8)        32,005.4



---------------------------------------------------------------------------------------------------------------------

TOTAL                                                  107,455.6          1,301.7            (134.2)       108,891.5

---------------------------------------------------------------------------------------------------------------------

                                                ----------------------------------------------------------------------

                                                                           DECEMBER 31, 1997

----------------------------------------------------------------------------------------------------------------------
                                                       OPENING        GROSS CHANGE       INVENTORY          CLOSING
                 INVENTORIES                           NET BOOK       IN INVENTORY        RESERVE          NET BOOK
In Thousand French Francs                               VALUE                                                VALUE
----------------------------------------------------------------------------------------------------------------------

- Raw materials                                         44,847.0           2,485.7            574.0          46,758.7

- Work in progress                                      67,674.0         (51,863.4)       (13,524.0)         29,334.6

- Semi-processed and finished goods                     36,268.0          (9,776.7)        (4,871.0)         31,362.3



----------------------------------------------------------------------------------------------------------------------

TOTAL                                                  148,789.0         (59,154.4)       (17,821.0)        107,455.6

----------------------------------------------------------------------------------------------------------------------



NOTE 4 - TRADE ACCOUNTS RECEIVABLE


                                                                         SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------------------------------
                                                       OPENING         CHANGE IN         BAD DEBT          CLOSING
          TRADE ACCOUNTS RECEIVABLE                   NET BOOK        GROSS VALUE         RESERVE          NET BOOK
In Thousand French Francs                               VALUE                                               VALUE
---------------------------------------------------------------------------------------------------------------------

- Trade accounts receivable                            211,058.0        (50,639.6)           (538.6)       160,957.0



---------------------------------------------------------------------------------------------------------------------

TOTAL                                                  211,058.0        (50,639.6)           (538.6)       160,957.0

---------------------------------------------------------------------------------------------------------------------

                                                                         DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------
                                                      OPENING          CHANGE IN         BAD DEBT          CLOSING
          TRADE ACCOUNTS RECEIVABLE                   NET BOOK        GROSS VALUE        RESERVE          NET BOOK
In Thousand French Francs                              VALUE                                                VALUE
---------------------------------------------------------------------------------------------------------------------

- Trade accounts receivable                           227,812.0         (15,497.0)         1,257.0         211,058.0



---------------------------------------------------------------------------------------------------------------------

TOTAL                                                 227,812.0         (15,497.0)         1,257.0         211,058.0

---------------------------------------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


NOTE 5 - OTHER DEBTORS



-----------------------------------------------------------------------------------------      -----------------------

                           DESIGNATION                                    AMOUNT                       AMOUNT
In Thousand French Francs                                           SEPTEMBER 30, 1998           DECEMBER 31, 1997
-----------------------------------------------------------------------------------------      -----------------------

- Social accounts receivable                                                       763.6                      2,470.4

- Tax accounts receivable                                                       43,642.8                     51,804.2

- Fixed asset accounts receivable                                                  800.0                        800.0

- Amounts due on sale of receivables (1)                                       166,867.0                     64,304.2

- Supplier prepayments                                                          20,308.8                     13,036.9

- Other debtors                                                                 45,295.6                     68,320.3

-----------------------------------------------------------------------------------------      -----------------------

TOTAL                                                                          277,677.8                    200,736.0

-----------------------------------------------------------------------------------------      -----------------------

     (1) Represents retention amounts for factored receivables and amounts factored but not financed under the "Dailly" law.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


NOTE 6 - NET EQUITY CHANGES

                                 -------------------------------------------------------

                                                AS OF SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------
                                    OPENING    PRIOR YEAR-END  NET INCOME FOR  CLOSING
          DESIGNATION               BALANCE       INCOME       9 MONTHS ENDED  BALANCE
In Thousand French Francs                       ALLOCATION     SEPT 30, 1998
----------------------------------------------------------------------------------------

Share capital                         25,113.3                                 25,113.3

Premiums on share issues              66,800.9                                 66,800.9

Legal reserves                            72.2                                     72.2

Regimented reserves                        7.8                                      7.8

Group reserves                        74,182.8     (71,228.5)                   2,954.3

Losses carried forward               (48,856.2)    (68,054.9)                (116,911.1)

Group net income                    (139,283.4)    139,283.4     10,447.4      10,447.4

----------------------------------------------------------------------------------------

TOTAL SHAREHOLDER'S EQUITY           (21,962.6)         (0.0)    10,447.4     (11,515.2)

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                    OPENING    PRIOR YEAR-END  NET INCOME FOR  CLOSING
          DESIGNATION               BALANCE       INCOME       9 MONTHS ENDED  BALANCE
In Thousand French Francs                       ALLOCATION     SEPT 30, 1998
----------------------------------------------------------------------------------------

Minority interest reserves                18.7         (22.6)                      (3.9)

Minority interest income / (loss)        (22.6)         22.6          0.6           0.6

----------------------------------------------------------------------------------------

TOTAL MINORITY INTEREST                   (3.9)          0.0          0.6          (3.3)

----------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------

                                                                AS OF DECEMBER 31, 1997

----------------------------------------------------------------------------------------------------------------------
                                     OPENING        CAPITAL   PRIOR YEAR-END     OTHERS    NET INCOME FOR    CLOSING
          DESIGNATION                BALANCE        CHANGES       INCOME      CHANGES (1)  12 MONTHS ENDED   BALANCE
In Thousand French Francs                                       ALLOCATION                 DEC 31, 1997
----------------------------------------------------------------------------------------------------------------------

Share capital                         5,909.0        19,204.3                                                25,113.3

Premiums on share issues             63,005.4        15,795.5                    (12,000.0)                  66,800.9

Legal reserves                           72.2                                                                    72.2

Regimented reserves                       7.8                                                                     7.8

Group reserves                      152,213.2                    (89,906.6)       11,876.2                   74,182.8

Losses carried forward              (10,727.3)                   (38,128.9)                                 (48,856.2)

Group net income                   (128,035.5)                   128,035.5                    (139,283.4)  (139,283.4)

----------------------------------------------------------------------------------------------------------------------

TOTAL SHAREHOLDER'S EQUITY           82,444.8        34,999.8          0.0          (123.8)   (139,283.4)   (21,962.6)

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                      OPENING        CAPITAL    PRIOR YEAR-END   OTHERS     NET INCOME FOR   CLOSING
          DESIGNATION                 BALANCE        CHANGES       INCOME        CHANGES   12 MONTHS ENDED   BALANCE
In Thousand French Francs                                        ALLOCATION                 DEC 31, 1997
----------------------------------------------------------------------------------------------------------------------

Minority interest reserves              157.0                        (15.0)         (123.3)                      18.7

Minority interest income / (loss)       (15.0)                        15.0                         (22.6)       (22.6)

----------------------------------------------------------------------------------------------------------------------

TOTAL MINORITY INTEREST                 142.0             0.0          0.0          (123.3)        (22.6)        (3.9)

----------------------------------------------------------------------------------------------------------------------






(1) As at December 1997, the accounting principles applied by Groupe VALFOND differred from those previously applied by Groupe ARBEL. The impact of the changes which has been recorded as an adjustment to shareholder's equity is summarized as follows:

                                                          ---------------------------
                                                                      THOUSANDS OF FF
-------------------------------------------------------------------------------------
Change from accelerated method of depreciation to straight-line method
on certain fixed assets                                                        6,394
-------------------------------------------------------------------------------------
Groupe VALFOND policy is to maintain as an asset the long-terms loans
to employees previously expensed                                               4,654
-------------------------------------------------------------------------------------
Groupe VALFOND policy is not to capitalize leases which was the
policy previously adopted                                                       (133)
-------------------------------------------------------------------------------------
Groupe VALFOND did not record the impact of a
negative goodwill which arose at Groupe ARBEL level                            1,073
-------------------------------------------------------------------------------------
Other                                                                           (112)
-------------------------------------------------------------------------------------
TOTAL                                                                         11,876
-------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


NOTE 7 - PROVISIONS FOR LIABILITIES AND CHARGES

                                                            ----------------------------------------------------------------

                                                                               AS OF SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------------------------------------
                                                                 OPENING                                         CLOSING
                        DESIGNATION                              BALANCE        ADDITIONS       REVERSALS        BALANCE
In Thousand French Francs
----------------------------------------------------------------------------------------------------------------------------
PROVISIONS FOR LIABILITIES

Risks and disputes                                                 15,653.0        15,122.2         9,519.9        21,255.3
Customer warranty                                                  12,000.0                                        12,000.0
Restructuring provisions                                           55,019.0         4,909.0        16,868.7        43,059.3
Major maintenance expenses                                                            252.1                           252.1
Other                                                                 445.1            24.0           349.2           119.9

----------------------------------------------------------------------------------------------------------------------------

SUB-TOTAL                                                          83,117.1        20,307.3        26,737.8        76,686.6

----------------------------------------------------------------------------------------------------------------------------

PROVISIONS FOR CHARGES

Risks and disputes                                                    680.0                           110.0           570.0
Restructuring provisions                                            1,282.1           350.0           642.1           990.0
Other                                                               2,681.6                         1,406.5         1,275.1

----------------------------------------------------------------------------------------------------------------------------

SUB-TOTAL                                                           4,643.7           350.0         2,158.6         2,835.1

----------------------------------------------------------------------------------------------------------------------------

TOTAL                                                              87,760.8        20,657.3        28,896.4        79,521.7

----------------------------------------------------------------------------------------------------------------------------


                                                        -----------------------------------------------------------------

                                                                             AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------------------------------
                                                              OPENING                                          CLOSING
                        DESIGNATION                           BALANCE         ADDITIONS       REVERSALS        BALANCE
In Thousand French Francs
-------------------------------------------------------------------------------------------------------------------------
PROVISIONS FOR LIABILITIES

Risks and disputes                                               5,192.0        12,323.1         1,862.1        15,653.0
Customer warranty                                                               12,000.0                        12,000.0
Restructuring provisions                                         1,750.0        53,719.0           450.0        55,019.0
Major maintenance expenses
Other                                                               30.2           414.9                           445.1

-------------------------------------------------------------------------------------------------------------------------

SUB-TOTAL                                                        6,972.2        78,457.0         2,312.1        83,117.1

-------------------------------------------------------------------------------------------------------------------------

PROVISIONS FOR CHARGES

Risks and disputes                                                 550.0           130.0                           680.0
Restructuring provisions                                                         1,282.1                         1,282.1
Other                                                              309.4         2,421.9            49.7         2,681.6

-------------------------------------------------------------------------------------------------------------------------

SUB-TOTAL                                                          859.4         3,834.0            49.7         4,643.7

-------------------------------------------------------------------------------------------------------------------------

TOTAL                                                            7,831.6        82,291.0         2,361.8        87,760.8

-------------------------------------------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998


NOTE 8 - FINANCIAL LIABILITIES

                                         --------------------------------------------------------------------------

                                                                 AS OF SEPTEMBER 30, 1998

-------------------------------------------------------------------------------------------------------------------

              TERM                            BANK          BANK          GROUP          OTHER          TOTAL
In Thousand French Francs                  OVERDRAFTS       LOANS
-------------------------------------------------------------------------------------------------------------------

- Less than one year                            1,294.8                                     1,214.8        2,509.6

- Between one and five years                                                                  120.0          120.0

- Over five years                                                                             360.0          360.0

-------------------------------------------------------------------------------------------------------------------

TOTAL                                           1,294.8                                     1,694.8        2,989.6

-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------

                LESSORS                      LEGAL         INITIAL      REMAINING      REMAINING        FUTURE
In Thousand French Francs                    ENTITY        AMOUNT        CAPITAL        DURATION       INTEREST
-------------------------------------------------------------------------------------------------------------------
Cicobail                                 Aubry               12,626.1      8,207.0   19.5 semesters       1,827.9

Sovac                                    Aubry                  109.7         40.9       6 quarters           2.9

Bail Materiel                            Socori               1,580.0        669.9        21 months          48.3



-------------------------------------------------------------------------------------------------------------------

TOTAL                                                        14,315.8      8,917.8                         1,879.1

-------------------------------------------------------------------------------------------------------------------


                                      --------------------------------------------------------------------------

                                                               AS OF DECEMBER 31, 1997

----------------------------------------------------------------------------------------------------------------

                  TERM                     BANK          BANK          GROUP          OTHER          TOTAL
In Thousand French Francs               OVERDRAFTS       LOANS
----------------------------------------------------------------------------------------------------------------
- Less than one year                         2,695.6                                     1,214.8        3,910.4

- Between one and five years

- Over five years

----------------------------------------------------------------------------------------------------------------

TOTAL                                        2,695.6                                     1,214.8        3,910.4

----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

                LESSORS                   LEGAL         INITIAL      REMAINING      REMAINING        FUTURE
In Thousand French Francs                 ENTITY        AMOUNT        CAPITAL        DURATION       INTEREST
----------------------------------------------------------------------------------------------------------------

Cicobail                              Aubry               12,626.1      9,048.6   21.5 semesters        2,211.4

Sovac                                 Aubry                  109.7         61.4       9 quarters            4.4

Bail Materiel                         Socori               1,580.0        900.2        30 months           92.0



----------------------------------------------------------------------------------------------------------------

TOTAL                                                     14,315.8     10,010.2                         2,307.8

----------------------------------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 9 - OTHER LIABILITIES



-----------------------------------------------------------------------------------------      -----------------------

                           DESIGNATION                                    MONTANT                     MONTANT
In Thousand French Francs                                              AU 30/09/1998               AU 31/12/1997
-----------------------------------------------------------------------------------------      -----------------------

- Customer prepayments                                                          12,018.1                     59,156.3

- Continuation plan liabilities                                                386,768.6

- Other liabilities                                                             61,508.0                    474,910.7

-----------------------------------------------------------------------------------------      -----------------------

TOTAL                                                                          460,294.7                    534,067.0

-----------------------------------------------------------------------------------------      -----------------------

See Note 1 for a definition of these liabilities and their reimbursement terms.

The "Continuation Plan Liabilities" do not take into account the subsequent modifications of these liabilities after September 30, 1998. As of December 31, 1998, "Continuation Plan Liabilities" amount to 371,278.2 thousand French Francs.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 10 - SALES

                                                             ------------------------------------------------
                                                                          AS OF SEPTEMBER 30, 1998
-------------------------------------------------------------------------------------------------------------
                                                                                                 CONSOLIDATED
            SALES BY ENTITY                                      TOTAL SALES      GROUP SALES        SALES
In Thousand French Francs                                             1                2              1-2
-------------------------------------------------------------------------------------------------------------
- COFIMETA                                                         39,995.1         39,580.1            415.0

- AUBRY                                                           214,147.2          4,317.0        209,830.2

- ECRIM                                                           242,279.4         29,760.6        212,518.8

- SOMENOR                                                         534,049.8         21,136.3        512,913.5

- SOCORI                                                           10,997.7          1,605.3          9,392.4
-------------------------------------------------------------------------------------------------------------
TOTAL                                                           1,041,469.2         96,399.3        945,069.9
-------------------------------------------------------------------------------------------------------------

CONSOLIDATED SALES BY NATURE

-------------------------------------------------------------------------------------------------------------
                                                  SALES OF
            SALES BY NATURE                      GOODS FOR        PRODUCTION         SERVICES          TOTAL
In Thousand French Francs                          RESALE            SOLD
-------------------------------------------------------------------------------------------------------------
- COFIMETA                                          415.0                                               415.0

- AUBRY                                                           209,333.9            496.3        209,830.2

- ECRIM                                           7,908.6         204,590.0             20.2        212,518.8

- SOMENOR                                                         511,907.8          1,005.7        512,913.5

- SOCORI                                                                             9,392.4          9,392.4
-------------------------------------------------------------------------------------------------------------

TOTAL                                             8,323.6         925,831.7         10,914.6        945,069.9
-------------------------------------------------------------------------------------------------------------

CONSOLIDATED SALES BY ZONE

-------------------------------------------------------------------------------------------------------------

       SALES BY GEOGRAPHICAL ZONE                  FRANCE             EU              OTHERS           TOTAL
In thousands French Francs
-------------------------------------------------------------------------------------------------------------
- COFIMETA                                          415.0                                               415.0

- AUBRY                                         188,773.5          21,056.7                         209,830.2

- ECRIM                                         164,295.7          39,509.4          8,713.7        212,518.8

- SOMENOR                                       490,319.9          13,909.8          8,683.8        512,913.5

- SOCORI                                          9,392.4                                             9,392.4
-------------------------------------------------------------------------------------------------------------

TOTAL                                           853,196.5          74,475.9         17,397.5        945,069.9
-------------------------------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 10 - SALES

                                                                         ---------------------------------------------
                                                                                     AS OF DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
                                                                                                          CONSOLIDATED
       SALES BY ENTITY                                                   TOTAL SALES      GROUP SALES         sales
In thousands French Francs                                                    1                2               1-2
----------------------------------------------------------------------------------------------------------------------
- COFIMETA                                                                 21,922.5         20,191.1           1,731.4

- AUBRY                                                                   310,958.0          5,567.9         305,390.1

- ECRIM                                                                   313,997.6         18,287.1         295,710.5

- SOMENOR                                                                 677,572.4         81,023.7         596,548.7

- SOCORI                                                                   22,117.2          1,945.9          20,171.3
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                                   1,346,567.7        127,015.7       1,219,552.0

CONSOLIDATED SALES BY NATURE

--------------------------------------------------------------------------------------------------------------------------
                                                               SALES OF
       SALES BY NATURE                                        GOODS FOR      PRODUCTION        SERVICES           TOTAL
In thousands French Francs                                      RESALE          SOLD
--------------------------------------------------------------------------------------------------------------------------
- COFIMETA                                                       514.6                           1,216.8           1,731.4

- AUBRY                                                                       305,225.5            164.6         305,390.1

- ECRIM                                                       43,045.9        251,974.9            689.7         295,710.5

- SOMENOR                                                                     596,390.3            158.4         596,548.7

- SOCORI                                                                                        20,171.3          20,171.3
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                         43,560.5      1,153,590.7         22,400.8       1,219,552.0
--------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED SALES BY ZONES

----------------------------------------------------------------------------------------------------------------------------------

       SALES BY GEOGRAPHICAL ZONE                                      FRANCE              EU             OTHERS            TOTAL
In thousands French Francs
----------------------------------------------------------------------------------------------------------------------------------
- COFIMETA                                                             1,731.4                                             1,731.4

- AUBRY                                                              271,536.8         32,412.4          1,440.9         305,390.1

- ECRIM                                                              239,522.1         46,661.2          9,527.2         295,710.5

- SOMENOR                                                            580,963.9          8,369.4          7,215.4         596,548.7

- SOCORI                                                              20,171.3                                            20,171.3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              1,113,925.5         87,443.0         18,183.5       1,219,552.0
----------------------------------------------------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 10 - SALES

                                                                         -----------------------------------------------
                                                                                      AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------
       SALES BY ENTITY                                                                                      CONSOLIDATED
In thousands French Francs                                               TOTAL SALES      GROUP SALES           SALES
                                                                               1               2                 1-2
------------------------------------------------------------------------------------------------------------------------
- COFIMETA                                                                  36,393.7         29,867.7           6,526.0

- AUBRY                                                                    207,885.5          4,321.5         203,564.0

- ECRIM                                                                    265,428.5          8,098.5         257,330.0

- SOMENOR                                                                  613,844.8         58,194.8         555,650.0

- SOCORI                                                                    31,563.7          9,715.7          21,848.0
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    1,155,116.2        110,198.2       1,044,918.0
------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED SALES BY NATURE

-----------------------------------------------------------------------------------------------------------------------
       SALES BY NATURE                                    SALES OF
In thousands French Francs                               GOODS FOR       PRODUCTION        SERVICES           TOTAL
                                                           RESALE            SOLD
-----------------------------------------------------------------------------------------------------------------------
- COFIMETA                                                 2,785.9                           3,740.1           6,526.0

- AUBRY                                                                   201,873.8          1,690.2         203,564.0

- ECRIM                                                   42,838.7        213,754.2            737.1         257,330.0

- SOMENOR                                                                 554,149.2          1,500.8         555,650.0

- SOCORI                                                     343.0                          21,505.0          21,848.0
-----------------------------------------------------------------------------------------------------------------------
TOTAL                                                     45,967.6        969,777.2         29,173.2       1,044,918.0
-----------------------------------------------------------------------------------------------------------------------

CONSOLIDATED SALES BY ZONE

--------------------------------------------------------------------------------------------------------------------------------
       SALES BY ZONE                                                                 FRANCE           OTHERS            TOTAL
In thousands French Francs
--------------------------------------------------------------------------------------------------------------------------------
- COFIMETA                                                                            5,711.8            814.2           6,526.0

- AUBRY                                                                             170,062.5         33,501.5         203,564.0

- ECRIM                                                                             207,565.8         49,764.2         257,330.0

- SOMENOR                                                                           532,446.1         23,203.9         555,650.0

- SOCORI                                                                             21,814.6             33.4          21,848.0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                               937,600.8        107,317.2       1,044,918.0
--------------------------------------------------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 11 - OTHER INCOME

----------------------------------------------------------------------------------         -----------------      ------------------
                            DESIGNATION                               AMOUNT                    AMOUNT                  AMOUNT
In Thousand French Francs                                       SEPTEMBER 30, 1998         DECEMBER 31, 1997      DECEMBER 31, 1996
----------------------------------------------------------------------------------         -----------------      ------------------
- Operating subsidies                                                      163.5                     279.0                 1,139.0

- Reversals of reserves and transfer of charges (1)                     11,971.8                  38,473.0                 7,568.0

- Other income                                                           4,183.9                   1,817.0                    55.0


---------------------------------------------------------------------------------          -----------------      ------------------
TOTAL OTHER INCOME                                                      16,319.2                  40,569.0                 8,762.0
---------------------------------------------------------------------------------          -----------------      ------------------

     (1) Mainly comprises reversals of inventory reserves and bad debt allowances.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 12 - BREAKDOWN OF FINANCIAL INCOME / (LOSS)

----------------------------------------------------------------------------------         -----------------      -----------------
                              DESIGNATION                             AMOUNT                    AMOUNT                    AMOUNT
In Thousand French Francs                                       SEPTEMBER 30, 1998         DECEMBER 31, 1997      DECEMBER 31, 1996
----------------------------------------------------------------------------------         -----------------      -----------------
- Short term investments                                                     250.8                     450.0                    3.0

- Other interest income and related income                                 5,058.1                   5,842.0                1,527.0

- Reversal of depreciation and transfer of charges                             6.0                     657.0

- Currency exchange gains                                                     17.6                     108.0                1,346.0


-----------------------------------------------------------------------------------        -----------------      -----------------
TOTAL FINANCIAL INCOME                                                     5,332.5                   7,057.0                2,876.0
-----------------------------------------------------------------------------------        -----------------      -----------------


- Increase in depreciation and transfer of charges                                                     295.0                  987.0

- Interest expense and related charges                                     9,515.5                  18,172.0               16,071.0

- Currency exchange losses                                                    46.2                     498.0                   35.0


-----------------------------------------------------------------------------------        -----------------      -----------------
TOTAL FINANCIAL CHARGES                                                    9,561.7                  18,965.0               17,093.0
-----------------------------------------------------------------------------------        -----------------      -----------------
FINANCIAL INCOME / (LOSS)                                                 (4,229.2)                (11,908.0)             (14,217.0)
-----------------------------------------------------------------------------------------------------------------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 13 - BREAKDOWN OF EXTRAORDINARY INCOME / (LOSS)


----------------------------------------------------------------------------------------------------------------------------------
                             DESIGNATION                             AMOUNT                    AMOUNT                   AMOUNT
In Thousand French Francs                                     SEPTEMBER 30, 1998         DECEMBER 31, 1997       DECEMBER 31, 1996
--------------------------------------------------------------------------------         -----------------       -----------------
Extraordinary income from operating transactions                        14,250.1                   1,700.0                 7,745.0
Extraordinary income from capital transactions                             693.2                   1,902.0                 2,460.0
Reversal of extraordinary provisions and depreciation                   29,708.8                     500.0                 5,028.0
--------------------------------------------------------------------------------         -----------------       -----------------

TOTAL EXTRAORDINARY INCOME                                              44,652.1                   4,102.0                15,233.0
--------------------------------------------------------------------------------         -----------------       -----------------

Extraordinary charges from operating transactions                       17,216.2                  27,602.0                20,122.0
Extraordinary charges from capital transactions                            960.5                   1,481.0                 5,132.0
Additions to extraordinary provisions and depreciation                  25,223.6                  70,122.0                 7,322.0
--------------------------------------------------------------------------------         -----------------       -----------------

TOTAL EXTRAORDINARY CHARGES                                             43,400.3                  99,205.0                32,576.0
--------------------------------------------------------------------------------         -----------------       -----------------

EXTRAORDINARY INCOME / (LOSS)                                            1,251.8                 (95,103.0)              (17,343.0)
--------------------------------------------------------------------------------         -----------------       -----------------

Extraordinary income mainly includes :

- utilization of provisions for restructuring
- utilization of provisions for customer and supplier litigations
- supplier accounts which have not been claimed under the Continuation Plan and are no longer considered as valid claims.
- insurance indemnities.

Extraordinary charges mainly include :

- restructuring costs (mainly employee costs)
- legal fees in connection with the Continuation Plan
- provisions for depreciation of old accounts receivable

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 14 - NET INCOME

The contribution of each legal entity to the consolidated net income is as follows :

--------------------------------------------------------------------------       -------------------       -------------------
                           LEGAL ENTITIES              NET INCOME / (LOSS)       NET INCOME / (LOSS)       NET INCOME / (LOSS)
In Thousand French Francs                              SEPTEMBER 30, 1998         DECEMBER 31, 1997         DECEMBER 31, 1996
--------------------------------------------------------------------------       -------------------       -------------------
- COFIMETA                                                       6,547.4                  (40,315.5)                 (1,386.0)

- AUBRY                                                          1,645.8                   (5,709.2)                (40,395.0)

- ECRIM                                                             98.4                    3,207.6                  (3,103.0)

- SOMENOR                                                        4,148.1                  (68,628.7)                (74,976.0)

- SOCORI                                                        (1,991.7)                 (27,860.2)                 (8,191.0)

------------------------------------------------------------------------         ------------------        ------------------
CONSOLIDATED NET INCOME                                         10,448.0                 (139,306.0)               (128,051.0)
------------------------------------------------------------------------         ------------------        ------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 15 - HEADCOUNT

                                         --------------------------------------------------------------------------------------
                                                                        AS OF SEPTEMBER 30, 1998

                                         --------------------------------------------------------------------------------------
                                                                                          DEFINED
             CATEGORIES                  MANAGERS        EMPLOYEES        WORKERS          TERM            TOTAL        INTERIM
                                                                                         CONTRACTS      REGISTERED
-------------------------------------------------------------------------------------------------------------------------------
- COFIMETA                                   26               5                               2              33

- AUBRY                                      12              63             253                             328             64

- ECRIM                                      10              59             237              18             324             56

- SOMENOR                                    25             109             574                             708             43

- SOCORI                                     11              31                               1              43              1
------------------------------------------------------------------------------------------------------------------------------

TOTAL HEADCOUNT                              84             267           1,064              21           1,436            164
------------------------------------------------------------------------------------------------------------------------------

As of December 31, 1997                     106             264           1,035               8           1,413             45
------------------------------------------------------------------------------------------------------------------------------

No compensation is given to members of the management board.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 16 - EXISTING AMOUNTS RECEIVABLE AND PAYABLE BETWEEN COFIMETA AND GROUPS ARBEL AND VALFOND

As of September 30, 1998 the amounts receivable from Group ARBEL are as follows:

          - ARBEL INDUSTRIE                                43,210 thousand FF,
          - other ARBEL affiliates                          4,775 thousand FF.

As of February 3rd, 1999, the amounts are as follows :

          - ARBEL INDUSTRIE                                43,832 thousand FF,
          - other ARBEL affiliates                          2,115 thousand FF.

Accounts payable to Group VALFOND amount to :

          - as of September 30, 1998                       53,498 thousand FF,
          - as of February 3rd, 1999                       52,966 thousand FF.

Those accounts receivable and payable will be paid or compensated at the date of closing which will take place on February 5th, 1999.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 17 - DIFFERENCES BETWEEN GENERALLY ACCEPTED PRINCIPLES IN FRANCE AND IN THE UNITED STATES

Differences between generally accepted accounting principles in France and in the United States.

The consolidated financial statements of COFIMETA S.A. and its subsidiaries have been prepared in accordance with French accounting principles which differ in certain material respects from generally accepted accounting principles in the United States. The principal differences as they relate to the consolidated net income and the consolidated equity of COFIMETA and its subsidiaries are summarized below :


Reconciliation of net income to US GAAP

------------------------------------------------------------------------------------------------------
                                                       Nine months period               Year ended
In thousands of FRF                                   ended September 30,           December 31, 1997
                                                              1998
------------------------------------------------------------------------------------------------------
Net income (loss) as reported                                     10,447                     (139,283)

1. Provisions for restructuring                                   (2,700)                      37,052
    recorded in the year-ended 31
    December 1997

2. Provisions for restructuring                                    3,878
    recorded in the nine-month period
    ended 30 September 1998

3. Mark-to-market adjustment on                                      247
    Investment Funds shares
------------------------------------------------------------------------------------------------------
Net income (loss) as adjusted for                                 11,872                     (102,231)
US GAAP
------------------------------------------------------------------------------------------------------


1 - In 1997, provisions for restructuring reserves have been recorded under French GAAP, however since they do not meet the EITF 94-3 criteria, they are not allowed under US GAAP.

    During the nine-month period ended September 30, 1998, an amount of KFF 2, 700 has been taken back into income under French GAAP and therefore should be deducted from the net income for US GAAP purposes.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

2- Additional provisions for restructuring have been recorded as at September 30, 1998 for an amount of KFF 3, 878 which do not meet the EITF 94-3 criteria and therefore are not allowed under US GAAP.

3- A potential gain of KFF 247 on Investments Funds shares could not be recorded under French GAAP but should be recorded in income following the mark-to-market rule under US GAAP.

Reconciliation of Shareholder's equity to US GAAP

------------------------------------------------------------------------------------------------------
In thousands of FRF                                    September 30, 1998           December 31, 1997
------------------------------------------------------------------------------------------------------

Shareholder's equity as reported                                  (21,963)                    117,321

1. Retirement indemnities                                         (15,772)                    (15,772)

2. Adjustments to equity                                          (11,876)                    (11,876)

-----------------------------------------------------------------------------------------------------
Shareholder's equity as adjusted for                              (49,611)                     89,673
US GAAP
-----------------------------------------------------------------------------------------------------

1 - Retirement liabilities are disclosed in the footnotes but not recorded as permitted by French GAAP ; under US GAAP, they must be recorded.

2 - As described in Note 1, Groupe VALFOND acquired Groupe COFIMETA in December
    30, 1997. As permitted by French GAAP, Groupe VALFOND did not allocate the purchase price to the fair values of assets acquired and liabilities assumed. VALFOND carried over the historical net book values of assets and liabilities of COFIMETA and recorded a cumulative adjustment for KF 11,876. The difference of KF 52,520 between the purchase price of COFIMETA and the net book value of net assets acquired was recorded as Goodwill in the financial statements of VALFOND. It was not pushed down to COFIMETA.

    Under US GAAP, the purchase price should be allocated to the fair values of the assets acquired and liabilities assumed, and such cumulative effects adjustments would not be permitted. The excess purchase price would therefore generally result in the step up of certain assets, with the residual amount recorded as goodwill.

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

    Also, in general the purchase price of a company should be pushed down (reflected) in its separate financial statements if at least 95% of its shares have been acquired by another company. Such pushdown accounting is not permitted if less than 80% of its shares have been purchased. If between 80% and 95% of its shares have been purchased, pushdown accounting is optional.

    Had this excess purchase price been pushed down to COFIMETA and so allocated to certain assets and goodwill with an average estimated remaining useful life of 20 years, under US GAAP there would be an additional annual charge for depreciation and amortization of approximately KF 2,600 (9 months :
    1,950). If this entire excess purchase price were considered to be Goodwill with a 40 years life the additional annual amortization charge would be approximately KF 1,300 (9 months : 975).

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 18 - CONTINGENT LIABILITIES (EXCEPT FOR CAPITAL LEASES)

-------------------------------------------------------------------------------------       -------------------------
                                DESIGNATION                             AMOUNT                           AMOUNT
In Thousand French Francs                                          SEPTEMBER 30, 1998               DECEMBER 31, 1997
-------------------------------------------------------------------------------------       -------------------------
- Retirement indemnities                                                     15,771.6                        15,771.6

- Discounted notes not yet matured                                           18,915.8                               -

-------------------------------------------------------------------------------------       -------------------------
TOTAL                                                                        34,687.4                        15,771.6
-------------------------------------------------------------------------------------       -------------------------

COFIMETA SA
CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1998

NOTE 19 - POST BALANCE SHEETS EVENTS

As at 5th February 1999, OXFORD AUTOMOTIVE has acquired 100% of the shares of COFIMETA S.A. As part of closing of this transaction, the accounts receivable and payable between COFIMETA, Groupe VALFOND and Groupe ARBEL have been settled. The shareholders should also agree to change the year-end of the Company to 31st March.

                        PRO FORMA COMBINED FINANCIAL DATA
                                   (Unaudited)
                             (Dollars in thousands)

     The unaudited pro forma combined balance sheet as of December 31, 1998 (the "Unaudited Pro Forma Balance Sheet") gives pro forma effect to the acquisition of Cofimeta S.A. ("Cofimeta") as if it had occurred on December 31, 1998. The acquisition of Cofimeta is accounted for by the purchase method of accounting pursuant to which the purchase price is allocated among the acquired tangible and intangible assets and assumed liabilities in accordance with estimates of their fair values on the date of acquisition. The pro forma adjustments represent management's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable under the circumstances. Consequently, the amounts reflected in the Unaudited Pro Forma Balance Sheet are subject to change and the final values may differ substantially from these amounts. Management does not expect that differences between the preliminary and final purchase price allocation will have a material impact on the Company's financial position. The Unaudited Pro Forma Balance Sheet does not purport to be indicative of the financial position of the Company had such transaction actually been completed as of the assumed date and for the period presented, or which may be obtained in the future.

     The unaudited pro forma combined statement of operations for the year ended March 31, 1998 gives pro forma effect to the Company's issuance of $125 million of 10 1/8% Senior Subordinated Notes Due 2007 (the "Series A offering") on June 24, 1997, the Company's issuance of $35 million of 10 1/8% Senior Subordinated Notes Due 2007, Series B (the "Series B Offering") on April 1, 1998, the Company's issuance of $40 million of 10 1/8% Senior Subordinated Notes Due 2007, Series C (the "Series C Offering") on December 8, 1998, and the acquisitions of Cofimeta, Howell Industries, Inc. ("Howell"), RPI Holdings Inc. ("RPIH") and the Eaton Corporation Suspension Division (the "Suspension Division") as if they had occurred on April 1, 1997. The unaudited pro forma combined statement of operations for the nine months ended December 31, 1998 gives pro forma effect to the Series C Offering and the acquisition of Cofimeta, as if each had occurred April 1, 1998. The unaudited pro forma combined statements of operations for the year ended March 31, 1998 and for the nine months ended December 31, 1998 are collectively referred to as the "Unaudited Pro Forma Statements of Operations." The Unaudited Pro Forma Statements of Operations do not purport to be indicative of the results of operations of the Company had such transactions actually been completed as of the assumed dates and for the periods presented, or which may be obtained in the future.

       UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF DECEMBER 31, 1998



                                               Company         Cofimeta        Pro Forma       Pro Forma
                                            Dec. 31, 1998   Sep. 30, 1998(a)  Adjustments      Combined
                                            -------------   ----------------  -----------      --------
                                                                 (DOLLARS IN THOUSANDS)
Cash and cash equivalents................      $     318       $   8,303      $               $   8,621
Trade accounts receivable, net ..........         86,336          26,240           (869)(c)     111,707
Inventories .............................         33,911          18,917           (869)(c)      51,959
Reimbursable tooling ....................         40,237            --             --            40,237
Unexpended bond proceeds ................              6            --             --                 6
Prepaid expenses and other current
  assets ................................          3,630          48,239         (8,336)(c)      43,533
Deferred income taxes ...................          4,399                                          4,399
                                               ---------       ---------      ---------       ---------
     Total current assets ...............        168,837         101,699        (10,074)        260,462

Deferred income taxes ...................          7,918            --           12,176 (d)      20,094
Property, plant and equipment,
  net ...................................        191,446          24,534         (1,199)(c)     214,781
Marketable Securities ...................          8,092            --             --             8,092
Other noncurrent assets .................         36,269             453           --            36,722
                                               ---------       ---------      ---------       ---------
     Total assets .......................      $ 412,562       $ 126,686      $     903       $ 540,151
                                               =========       =========      =========       =========

Trade accounts payable ..................      $  54,428       $  29,177      $     173 (c)   $  83,778
Accrued expenses and other
  liabilities...........................          20,918          13,348           --            34,266
Restructuring reserve ...................          3,019           1,423         13,781 (c)      18,223
Current portion of long-term debt .......          3,411            --            6,568 (b)       9,979
                                               ---------       ---------      ---------       ---------
     Total current liabilities ..........         81,776          43,948         20,522         146,246

Deferred income taxes ...................         13,962            --             --            13,962
Pension liability .......................          5,470           2,740                          8,210
Postretirement medical benefits .........         41,427            --             --            41,427
Other noncurrent liabilities ............          3,870          12,928         (9,294)(c)       7,504
Long-term debt ..........................        227,549          67,190        (10,445)(b)     284,294
                                               ---------       ---------      ---------       ---------
     Total liabilities ..................        374,054         126,806            783         501,643
                                               ---------       ---------      ---------       ---------
Redeemable Series A preferred
  stock .................................         40,586            --             --            40,586
     Total shareholders' equity .........         (2,078)           (120)           120 (c)      (2,078)
                                               ---------       ---------      ---------       ---------
     Total liabilities and
      shareholders' equity ..............      $ 412,562       $ 126,686      $     903       $ 540,151
                                               =========       =========      =========       =========


    See accompanying Notes to Unaudited Pro Forma Combined Balance Sheet.

               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                             (Dollars in thousands)

    (a)  Represents the balance sheet of Cofimeta at September 30, 1998. The
         September 30, 1998 balance sheet for Cofimeta was derived from Cofimeta's audited financial statements.

    (b) Reflects the following estimated sources and uses of funds for the acquisition of Cofimeta as if it had occurred on December 31, 1998:

         Purchase price paid at closing (including estimated closing costs)             $37,625
         Deferred share price and debt purchase - recorded at
                net present value as of the closing date                                 19,452
         Reduction of face value of indebtedness as a part of acquisition
                and in conjunction with the Continuation Plan                           (60,954)
                                                                                       --------
         Net reduction in total debt                                                   $ (3,877)
         Less: net increase in current portion of debt                                    6,568
                                                                                       --------
         Net reduction in long-term debt                                               $(10,445)
    (c)  The acquisition of Cofimeta will be accounted for by the purchase             ========
         method of accounting, pursuant to which the purchase price is allocated among the acquired tangible and intangible assets and assumed liabilities in accordance with their estimated fair market values on the date of acquisition.  The estimated purchase price and preliminary adjustments to historical book value of Cofimeta as a result of the transaction are as follows:



        Reserves recorded to conform accounting policies of the Company with those of Cofimeta

        Allowance for bad debt reserve...........................        (869)

        Inventory obsolescence reserve...........................        (869)           (1,738)
                                                                         ----

        Elimination of inter-company receivable, settled as a part
               of acquisition price..............................                        (8,336)

        Recording of deferred tax asset on net operating losses
               acquired..........................................                        12,176

        Write-down of property plant and equipment for capital
               portion of restructuring reserves.................                        (1,199)
                                                                                         ------

        Net increase in assets...................................                          $903
                                                                                           ====

        Elimination of inter-company payable, settled as a part of
               acquisition price.................................                        (9,294)

        Reserves recorded to conform accounting policies of the Company with those of Cofimeta

        Accounts payable unrecorded liability reserve............                           173

        Increase in restructuring reserve

        Plant restructuring and closure..........................      10,689

        Other reserves...........................................       3,092            13,781
                                                                        -----

        Net reduction of indebtedness as a part of acquisition...                        (3,877)

        Elimination of retained earnings as a result of purchase
               accounting........... ............................                           120
                                                                                            ---

         Net increase in liabilities and shareholders equity.....                          $903
                                                                                           ====


    (d) The deferred tax asset can be realized in accordance with FAS 109 only by the operations in France, not on a consolidated basis with U.S. or Canadian operations.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS



                                                  COMPANY           HOWELL          RPIH
                                COMPANY(a)       PRO FORMA      PRO FORMA(e)     PRO FORMA (f)
                                ----------       ---------      ------------    -------------


                                YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
                                MAR. 31, 1998  MAR. 31, 1998    MAR. 31,1998   MAR. 31, 1998
                                -------------  -------------    ------------   -------------
                                                     (DOLLARS IN THOUSANDS)

Net sales ....................       $410,321       $     -         $  34,329      $   9,035
Cost of sales ................        368,420             -            31,189         10,642
                                    ---------       ---------       ---------      ---------
Gross profit .................         41,901             -             3,140         (1,607)
Selling, general and
  administrative expenses ....         21,839              37 (b)       1,651            177
Reorganization cost...........            -               -               -              -
Restructuring provision ......          1,610             -               -              -
Gain on sale of equipment ....         (1,602)            -               -              -
                                    ---------       ---------       ---------      ---------
Income (loss) from
  Operations .................         20,054             (37)          1,489         (1,784)
Interest expense, net ........         10,710            (431) (c)        858            432
Other income (expense) .......            321             -               -              (35)
                                    ---------       ---------       ---------      ---------
Income (loss) before income
  taxes ......................          9,665             394             631         (2,251)
Provision (benefit) for income
  taxes ......................          4,074             158 (d)         269           (846)
                                    ---------       ---------       ---------      ---------
Net income (loss) ............          5,591       $     236       $     362      $  (1,405)
                                    =========       =========       =========      =========

FINANCIAL RATIOS AND
    OTHER DATA:
Depreciation and
  amortization ...............        $20,279       $      37       $     769      $     296
Capital expenditures .........         16,723             -               728            119
Ratio of earnings to fixed
  charges (i) ................            1.7x
EBITDA(j) ....................         40,654             -             2,258         (1,523)
Ratio of EBITDA to
  interest expense(k) ........            3.8x
Ratio of net debt to
  EBITDA(l) ..................            3.0x




                                   SUSPENSION      COFIMETA
                                    DIVISION         PRO            PRO FORMA
                                  PRO FORMA (g)   FORMA (h)          COMBINED
                                  -------------   ---------          --------

                                  YEAR ENDED      YEAR ENDED        YEAR ENDED
                                  MAR. 31, 1998   DEC. 31, 1997    MAR. 31, 1998
                                  -------------   -------------    -------------
                                           (DOLLARS IN THOUSANDS)
Net sales ....................       $ 122,478       $ 189,031      $ 765,194
Cost of sales ................         114,721         182,780        707,752
                                     ---------       ---------      ---------
Gross profit .................           7,757           6,251         57,442
Selling, general and
  administrative expenses ....           7,545          14,789         46,038
Reorganization cost...........             -             1,158          1,158
Restructuring provision ......             -             6,153          7,763
Gain on sale of equipment ....             -                           (1,602)
                                     ---------       ---------      ---------
Income (loss) from Operations              212         (15,849)         4,085
Interest expense, net ........           5,108           7,585         24,262
Other income (expense) .......             860               5          1,151
                                     ---------       ---------      ---------
Income (loss) before income
  taxes ......................          (4,036)        (23,429)       (19,026)
Provision (benefit) for income
  taxes ......................          (1,612)         (9,372)        (7,329)
                                     ---------       ---------      ---------
Net income (loss) ............       $  (2,424)        (14,057)     $ (11,697)
                                     =========       =========      =========

FINANCIAL RATIOS AND
    OTHER DATA:
Depreciation and amortization        $   4,641           9,535      $  35,557
Capital expenditures .........           5,761           1,884         25,215
Ratio of earnings to fixed
  charges (i) ................
  EBITDA (j) ................            5,713          (6,309)        40,793
Ratio of EBITDA to
  interest expense(k) ........                                            1.7x
Ratio of net debt to
  EBITDA(l) ..................



 See accompanying Notes to Unaudited Pro Forma Combined Statement of Operations.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS


                                                         COMPANY         COFIMETA          PRO FORMA
                                    COMPANY              PRO FORMA      PRO FORMA (o)       COMBINED
                                    -------              ---------      ---------           --------
                                   NINE MONTHS         NINE MONTHS     NINE MONTHS         NINE MONTHS
                                      ENDED               ENDED           ENDED               ENDED
                                   DEC. 31, 1998      DEC. 31,1998     SEP. 30, 1998      DEC. 31, 1998
                                   -------------      ------------     -------------      -------------
                                                          (DOLLARS IN THOUSANDS)

    Net sales                         $408,144           $                $147,107         $ 555,251
    Cost of sales                      372,612                             136,355           508,967
                                      ---------          --------         --------         ---------
    Gross profit                        35,532                              10,752            46,284
    Selling, general and
      administrative expenses           22,235                               9,656            31,891
    Reorganization costs                  -                   -             (1,350)           (1,350)
    Restructuring provision              1,176                                  95             1,271
    Gain on sale of equipment                                                                   --
                                      --------           --------         --------         ---------
    Income (loss) from Operations       12,121                               2,351            14,472
    Interest expense, net               14,255               (422)(m)        4,735            18,568
    Other income (expense)                 949                                  13               962
                                      --------           --------         --------         ---------
    Income (loss) before income
      taxes                             (1,185)               422           (2,371)           (3,134)
    Provision (benefit) for income
      taxes                               (475)               169(n)          (948)           (1,254)
                                      ----------         --------         --------         ---------
    Net income (loss)                 $   (710)          $    253         $ (1,423)        $  (1,880)
                                      =========          ========         ========         =========

    FINANCIAL RATIOS AND
        OTHER DATA:
    Depreciation and amortization     $ 19,552           $                $  6,607         $  26,159
    Capital expenditures
    Ratio of earnings to fixed
      charges (i)                           --                                                    --
    EBITDA (j)                          32,622                               8,971            41,593
    Ratio of EBITDA to
      interest expense(k)                  2.3x                                                  2.2x
    Ratio of net debt to                   5.3x                                                  5.2x
      EBITDA(l)


 See accompanying Notes to Unaudited Pro Forma Combined Statements of
 Operations.

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS


    (a) Statement of Operations Data for the Company for the year ended March 31, 1998 includes operating data for Howell and RPIH for the periods subsequent to acquisition (Howell - August 14, 1997 to March 31, 1998 and RPIH - November 26, 1997 to March 31, 1998).

    (b) Represents amortization of bond acquisition fees associated with the Series A Notes.

    (c) Represents the net effect on interest expense as a result of (1) the elimination of historical interest expense after the repayment of the existing senior bank credit facilities and other outstanding debt, using proceeds from the Series A Offering and (2) the Series A, Series B and Series C Offerings, using an interest rate of 10.125% per annum for the Series A Notes and 9.25% per annum for the Series B Notes and 9.685% for the Series C Notes. This amount excludes interest on the portion of the proceeds of the Series A, Series B and Series C Offerings used for the Howell, RPIH, Suspension Division and Cofimeta acquisitions as follows:


                  Interest differential historical versus Offerings      $8,507
                  Acquisition of:
                                   Howell                                  (884)
                                   RPI                                     (169)
                                   Suspension                            (4,075)
                                   Cofimeta                              (3,810)
                                                                         ------
                                                                         $ (431)
                                                                         ======

                            See Notes (e)(4), (f)(4), (g)(3) and (h)(4).


    (d) Represents the estimated income tax effect of the pro forma adjustments using an effective tax rate of 40%.

    (e) The Howell Pro Forma information includes Statement of Operations data for Howell as if the Company had acquired Howell on April 1, 1997:



                                                                              PRO FORMA               HOWELL
                                                           HOWELL(1)         ADJUSTMENTS             PRO FORMA
                                                           ---------         -----------             ---------
                                                          PERIOD FROM        PERIOD FROM           PERIOD FROM
                                                          APRIL 1, 1997      APRIL 1, 1997        APRIL 1, 1997
                                                             THROUGH            THROUGH              THROUGH
                                                        AUGUST 13, 1997     AUGUST 13, 1997      AUGUST 13, 1997
                                                        ---------------     ---------------      ---------------
                                                                        (DOLLARS IN THOUSANDS)
    Net sales                                               $34,329           $     -               $34,329
    Cost of sales                                            31,070               119 (2)            31,189
                                                            -------           -------               -------
    Gross profit                                              3,259              (119)                3,140
    Selling, general and administrative expenses              1,626                25 (3)             1,651
    Reorganization cost                                           -                 -                     -
    Restructuring provision                                       -                 -                     -
    Gain on sale of equipment                                     -                 -                     -
                                                            -------           -------               -------
    Income (loss) from operations                             1,633              (144)                1,489
    Interest expense, net                                       (26)              884 (4)               858
    Other income (expense)                                        -                 -                     -
                                                            -------           -------               -------
    Income (loss) before income taxes                         1,659            (1,028)                  631
    Provision (benefit) for income taxes                        680              (411) (5)              269
                                                            -------           -------               -------
    Net income (loss)                                       $   979           $  (617)              $   362
                                                            =======           =======               =======

         (1) Statement of Operations data for Howell for the period prior to acquisition by the Company (April 1, 1997 - August 13,
                  1997). The information was derived from Howell's unaudited internal financial statements.

         (2) Represents increased depreciation expense as a result of the write up of property, plant and equipment to fair market value as a part of the purchase accounting related to the acquisition of Howell.

         (3) Represents amortization of acquisition expenses related to the Howell acquisition.

         (4) Represents the net effect on interest expense as a result of the use of proceeds from the Series A Offering for the acquisition of Howell of $23,245. Interest expense is calculated using an interest rate of 10.125% per annum. See Note (c).

         (5) Represents the estimated income tax effect of the pro forma adjustments using an effective tax rate of 40%.

    (f) The RPIH Pro Forma information includes Statement of Operations data as if the Company had acquired RPIH on April 1, 1997:


                                                                              PRO FORMA                RPIH
                                                            RPIH(1)          ADJUSTMENTS              PRO FORMA
                                                       -----------------    -----------------    -----------------
                                                          PERIOD FROM       PERIOD FROM           PERIOD FROM
                                                        APRIL 1, 1997       APRIL 1, 1997         APRIL 1, 1997
                                                           THROUGH            THROUGH                THROUGH
                                                       NOVEMBER 25, 1997    NOVEMBER 25, 1997    NOVEMBER 25, 1997
                                                       -----------------    -----------------    -----------------
                                                                         (DOLLARS IN THOUSANDS)
    Net sales                                             $  9,035              $     -                 $  9,035
    Cost of sales                                           10,602                   40  (2)              10,642
                                                          --------              -------                 --------
    Gross profit                                            (1,567)                 (40)                  (1,607)
    Selling, general and administrative expenses               127                   50  (3)                 177
    Reorganization cost                                          -                    -                        -
    Restructuring provision                                      -                    -                        -
    Gain on sale of equipment                                    -                    -                        -
                                                          --------              -------                 --------
    Income (loss) from operations                           (1,694)                 (90)                  (1,784)
    Interest expense, net                                      263                  169  (4)                 432
    Other income (expense)                                     (35)                   -                      (35)
                                                          --------              -------                 --------
    Income (loss) before income taxes                       (1,992)                (259)                  (2,251)
    Provision (benefit) for income taxes                      (742)                (104) (5)                (846)
                                                          --------              -------                 --------
    Net income (loss)                                     $ (1,250)             $  (155)                $ (1,405)
                                                          ========              =======                 ========


         (1) Statement of Operations data for RPIH for the period prior to acquisition by the Company (April 1, 1997 to November 25,
                  1997). The information was derived from RPIH's unaudited internal financial statements.

         (2) Represents increased depreciation expense as a result of the write up of property, plant and equipment to fair market value as a part of the purchase accounting related to the acquisition of RPIH.

         (3) Represents amortization of acquisition expenses and goodwill related to the RPIH acquisition.

         (4) Represents the net effect on interest expense as a result of the use of proceeds from the Series A Offering for the acquisition of RPIH of $2,500. Interest expense is calculated using an interest rate of 10.125% per annum. See Note (c).

         (5) Represents the estimated income tax effect of the pro forma adjustments using an effective tax rate of 40%.

(g) The Suspension Division Pro Forma information includes Statement of Operations data as if the Company had acquired the Suspension Division on April 1, 1997:



                                                                                                    SUSPENSION
                                                      SUSPENSION                PRO FORMA            DIVISION
                                                      DIVISION(1)               ADJUSTMENTS         PRO FORMA
                                                     -------------            -------------       -------------
                                                      PERIOD FROM               PERIOD FROM        PERIOD FROM
                                                      APR. 1, 1997 -           APR. 1, 1997 -     APR. 1, 1997 -
                                                      MAR. 31, 1998            MAR. 31, 1998      MAR. 31, 1998
                                                     -------------            -------------       -------------
                                                                         (DOLLARS IN THOUSANDS)
    Net sales                                           $ 122,478              $         -          $ 122,478
    Cost of sales                                         114,721                        -            114,721
                                                        ---------             ------------          ---------
    Gross profit                                            7,757                        -              7,757
    Selling, general and administrative expenses            7,154                      391 (2)          7,545
    Reorganization cost                                         -                        -                  -
    Restructuring provision                                     -                        -                  -
    Gain on sale of equipment                                   -                        -                  -
                                                        ---------             ------------          ---------
    Income (loss) from operations                             603                     (391)               212
    Interest expense, net                                   1,033                    4,075 (3)          5,108
    Other income (expense)                                    860                        -                860
                                                        ---------             ------------          ---------
    Income (loss) before income taxes                         430                   (4,466)            (4,036)
    Provision (benefit) for income taxes                      174                   (1,786) (4)        (1,612)
                                                        ---------             ------------          ---------
    Net income (loss)                                   $     256              $    (2,680)         $  (2,424)
                                                        =========              ===========          =========


          (1) Statement of Operations data for the Suspension Division for the twelve months ended March 31, 1998 was derived from the Suspension Division's unaudited internal financial statements.

          (2) Represents amortization of acquisition expenses and goodwill related to the Suspension Division acquisition.

          (3) Represents the net effect on interest expense as a result of the use of proceeds from the Series A and Series B Offerings for the acquisition of the Suspension Division of $53,465. Interest expense is calculated using an interest rate of 10.125% per annum for the Series A Notes and 9.25% per annum for the Series B Notes. See Note (c).

          (4) Represents the estimated income tax effect of the pro forma adjustments using an effective tax rate of 40%.

(h) The Cofimeta Pro Forma information includes Statement of Operations data as if the Company had acquired Cofimeta on April 1, 1997:



                                                                                   PRO FORMA               COFIMETA
                                                         COFIMETA(1)               ADJUSTMENTS             PRO FORMA
                                                         -----------               -----------             ---------
                                                        PERIOD FROM                PERIOD FROM             PERIOD FROM
                                                        JAN. 1, 1997 -            JAN. 1, 1997 -         JAN. 1, 1997 -
                                                        DEC. 31, 1997             DEC. 31, 1997          DEC. 31, 1997
                                                        -------------             -------------          -------------
                                                                              (DOLLARS IN THOUSANDS)

    Net sales                                           $    189,031              $                         $   189,031
    Cost of sales                                            181,985                      795(2)                182,780
                                                        ------------              -----------               -----------
    Gross profit                                               7,046                     (795)                    6,251
    Selling, general and administrative expenses              14,697                       92(3)                 14,789
    Reorganization cost                                        1,158                        -                     1,158
    Restructuring provision                                    6,153                                              6,153
    Gain on sale of equipment                                      -                                                  -
                                                        ------------              -----------               -----------
    Income (loss) from operations                            (14,962)                    (887)                  (15,849)
    Interest expense, net                                      2,505                    5,080(4)                  7,585
    Other income (expense)                                         5                                                  5
                                                        ------------              -----------               -----------
    Income (loss) before income taxes                        (17,462)                  (5,967)                  (23,429)
    Provision (benefit) for income taxes                          17                   (9,389)(5)                (9,372)
                                                        ------------              -----------               -----------
    Net income (loss)                                   $    (17,479)             $     3,422               $   (14,057)
                                                        ============              ===========               ===========


         (1) Statement of Operations data for Cofimeta for the period January 1 to December 31, 1997 were derived from Cofimeta audited financial statements.

         (2) Represents increased depreciation expense as a result of the conformance of accounting policies and depreciable lives between the Company and Cofimeta.

         (3) Represents amortization of debt issuance cost related to the Series C bond issuance.

         (4) Represents the net effect on interest expense as a result of the following:

                       Use of proceeds from the Series C offering for the
                           acquisition of Cofimeta of $37,625. Interest expense
                           is calculated using an interest rate of 10.125% per
                           annum - See Note C                                     $3,810

                       Interest on deferred share purchase price in accordance
                           with the acquisition. Interest is calculated using an
                           effective interest rate of 10% per annum                  941

                       Net effect on interest expense as a result of revaluation
                           of indebtedness as a part of the acquisition.
                           Includes deferred debt payments as well as
                           Continuation Plan indebtedness.                           329
                                                                                  ------
                                                                                  $5,080
                                                                                  ======


         (5) Represents the estimated income tax effect of the pro forma adjustments and restatement of the historical provision to reflect the recording of a deferred tax asset during purchase accounting using an effective tax rate of 40%.

(i) For purposes of this computation, earnings consist of income (loss) before income taxes plus fixed charges. Fixed charges consist of interest on indebtedness plus that portion of rental expense representative of the interest factor. For the fiscal year ended March 31, 1998, on a pro forma basis for the Howell, RPIH, Suspension Division and Cofimeta acquisitions, earnings were insufficient to cover fixed charges by $19.0 million. For the nine months ended December 31, 1998, earnings were insufficient to cover fixed charges by $1.2 million. For the nine months ended December 31, 1998 on a pro forma basis for the Cofimeta acquisition, earnings were insufficient to cover fixed charges by $3.1 million.

(j) EBITDA is defined as income (loss) before interest, income taxes, depreciation and amortization. EBITDA should not be construed as a substitute for income from operations, net income or cash flow from operating activities for the purpose of analyzing the Company's operating performance, financial position and cash flows.

(k)      Defined as the ratio of EBITDA to net interest expense.

(l) Ratio of net debt to EBITDA with net debt consisting of total debt less cash and cash equivalents and unexpended bond proceeds.

(m) Represents the net effect on interest expense as a result of the elimination of historical interest expense after the repayment of existing senior bank credit facilities, the issuance of the Series C Notes and the acquisition of Cofimeta as follows:

               Interest differential historical versus Series C      $ 2,434
               Acquisition of Cofimeta                                (2,856)
                                                                     -------
                                                                     $  (422)
                                                                     =======

(n) Represents the estimated income tax effect of the pro forma adjustments using an effective tax rate of 40%.

(O) The Cofimeta Pro Forma information includes Statement of Operations data as if the Company had acquired Cofimeta on April 1, 1998:


                                                                              PRO FORMA                COFIMETA
                                                     COFIMETA(1)              ADJUSTMENTS              PRO FORMA
                                                     -----------              -----------              ---------
                                                     PERIOD FROM              PERIOD FROM              PERIOD FROM
                                                     JAN. 1, 1998 -           JAN. 1, 1998 -           JAN. 1, 1998 -
                                                  SEPTEMBER 30, 1998       SEPTEMBER 30, 1998       SEPTEMBER 30, 1998
                                                  ------------------       ------------------       ------------------
                                                                         (DOLLARS IN THOUSANDS)

     Net sales                                         $ 147,107                $                        $ 147,107
     Cost of sales                                       135,773                     582                   136,355
                                                       ---------                --------                 ---------
     Gross profit                                         11,334                    (582)                   10,752
     Selling, general and administrative expenses          9,587                      69 (3)                 9,656
     Reorganization Cost                                  (1,350)                      -                    (1,350)
     Restructuring provision                                  95                                                95
     Gain on sale of equipment                                 -                                                 -
                                                       ---------                --------                 ---------
     Income (loss) from operations                         3,002                    (651)                    2,351
     Interest expense, net                                   980                   3,755 (4)                 4,735
     Other income                                             13                       -                        13
                                                       ---------                --------                 ---------
     Income (loss) before income taxes                     2,035                  (4,406)                   (2,371)
     Provision (benefit) for income taxes                     54                  (1,002)(5)                  (948)
                                                       ---------                --------                 ---------
     Net income (loss)                                 $   1,981                $ (3,404)                $  (1,423)
                                                       =========                ========                 =========

         (1)      Statement of Operations data for Cofimeta for the period
                  January 1, 1998 to September 30, 1998 were derived from
                  Cofimeta Audited Financial Statements.

         (2) Represents increased depreciation expense as a result of the conformance of accounting policies and depreciation lives between the Company and Cofimeta.

         (3) Represents amortization of debt issue cost related to the Series C Bond issuance.

         (4)      Represents the net effect on interest as result of following:
                  Use of proceeds from the Series C offering for the acquisition of Cofimeta of $37,625.  Interest expense is calculated using
                  an interest rate of 10.125% per annum - See Note C                       2,856

                  Interest on deferred share purchase price in accordance with the purchase agreement. Interest is calculated using an
                  effective interest rate of 10% per annum.                                  702

                  Net effect on interest expense as a result of revaluation of indebtedness as a part of the acquisition.  Includes deferred debt payments as well as Continuation Plan indebtedness.
                  Interest expense is calculated using an effective interest
                  rate of 10% per annum.                                                     197
                                                                                          ------
                                                                                          $3,755
                                                                                          ======

         (5) Represents the estimated income tax effect of the pro forma adjustments and restatement of the historical provision to reflect the recording of a deferred tax asset during purchase accounting using an effective rate of 40%.
